Exhibit 21.1

Quanta Services, Inc.
Subsidiaries List

The following is a list of the subsidiaries of Quanta Services, Inc. showing the jurisdiction of incorporation or organization and the names under which each subsidiary does business (in italics). The names of certain subsidiaries may be omitted as such subsidiaries, considered as a single subsidiary, would not constitute a significant subsidiary.

Subsidiary and Names Under Which Subsidiary Does Business	Jurisdiction of Incorporation or Organization
618232 Alberta Ltd. ValAir	Alberta
8246408 Canada Inc. G-TEK G-Vac	Quebec
Advanced Electric Systems, LLC Advanced Utility Testing & Maintenance, LLC Utility Testing & Maintenance, LLC	Delaware
Allteck GP Ltd.	British Columbia
Allteck Limited Partnership	British Columbia
Allteck USA, LLC	Delaware
American Eagle Ready Mix Utah, LLC	Delaware
Ampacity, LLC Ampacity Renewables, LLC	Delaware
Arizona Trench Company, LLC	Delaware
Arnett & Burgess Energy Services GP Ltd.	Alberta
Arnett & Burgess Energy Services LP	Alberta
Axcentium Pty Ltd	Australia
B&B Masonry & Restoration, LLC	Delaware
B&N Clearing and Environmental, LLC	Delaware
Banister Pipelines Constructors GP Ltd.	British Columbia
Banister Pipelines Limited Partnership	British Columbia
Bay Line Construction, LLC	Delaware
Billings Flying Service, LLC	Delaware
Blackbox Technologies International	Texas
Blattner Canada, LLC	Minnesota
Blattner Energy, LLC Blattner Energy, PLLC	Minnesota
Blattner Holding Company, LLC Blattner Company	Minnesota
Blattner Investments, LLC	Minnesota
Brink Constructors, Inc. Brink Constructors, Inc. A Corporation Of South Dakota	South Dakota
Calico Real Property, LLC	Delaware

CanACRE Ltd.	British Columbia
Canacre USA, LLC	Delaware
Canadian Utility Construction GP Ltd.	British Columbia
Canadian Utility Construction Limited Partnership	British Columbia
Caribe Grid Solutions, LLC	Puerto Rico
Carolina Power & Signalization, LLC	Delaware
Cat-Spec, Ltd.
Cat Spec Limited, LP
Cat Spec, Ltd
CAT SPEC, Ltd.
Cat-Spec, Ltd., L.P.
Cat-Spec, Ltd., LP
Cat Spec, Ltd. L.P.
Cat Spec, Ltd., LP
Cat Spec., Ltd. LP
Cat-Spec Ltd, LP
CAT-SPEC, Limited Partnership
CAT-SPEC, Limited Partnership (Regd Name) CAT SPEC, Ltd. (Part Name)
Cat-Spec, Ltd., LP (Used in VA By: Cat-Spec, Ltd.)
Cat-Spec, Ltd (A Domestic limited Partnership)
Cat-Spec, Ltd. Limited Partnership
Texas
Catalyst Changers Inc.	Alberta
Catalyst Changers Trinidad, ULC	British Columbia
CEI Solar One, LLC	California
Citadel Industrial Services, Ltd. Citadel Industrial Services, L.P. Citadel Industrial Services, Ltd. Limited Partnership Citadel Industrial Services, Ltd., L.P.	Texas
Clear Power Alaska Joint Venture, LLC	Delaware
Coe Drilling Pty Ltd. Coe Group Mears Integrity Solutions	Australia
Conam Construction Co. Conam Construction Co., Inc.	Texas
Consolidated Power Projects Australia Pty Ltd Conpower Consolidated Power Consolidated Power Industries Consolidated Power Projects CPP Civil Electric-TSD	Australia
Conti Communications, Inc.	Delaware
Cougar Construction, Inc.	Oregon
Crux Subsurface Canada Ltd.	British Columbia
Crux Subsurface, Inc.	Delaware
Cupertino Electric, Inc.	Delaware
D.H. Blattner & Sons, LLC	Minnesota

Dacon Corporation Dacon Corporation (DE)	Delaware
Dacon West, LLC	Delaware
Dashiell Corporation Dashiell (DE) Corporation (Dashiell Corporation) Dashiell Corporation DBA Dashiell (DE) Corporation Dacon Corporation	Delaware
Dashiell MI Corporation	Delaware
Dashiell West, LLC	Delaware
Digco Utility Construction, L.P. Digco Utility Construction Limited Partnership	Delaware
DOD Fueling Contractors Pty Ltd.	Australia
Dorado Specialty Services, Ltd. Dorado Specialty Services, L.P. Dorado Specialty Services, Ltd. L.P. Dorado Specialty Services. Ltd., L.P.	Texas
Dynamic Systems (DSI), LLC Dynamic Systems Dynamic Systems Mechanical Contractors, Inc.	Delaware
Elite Construction of Ocala, LLC Marathon Construction Services	Delaware
Elite Fabrication, LTD Elite Fabrication, LP	Texas
Elite Piping & Civil, Ltd.
Elite Piping & Civil Limited Partnership
Elite Piping & Civil Ltd, L.P.
Elite Piping & Civil, Limited Partnership
Elite Piping & Civil, Ltd. Limited Partnership
Elite Piping & Civil, Ltd., L.P.
Elite Piping and Civil, L.P.
ELITE PIPING & CIVIL, L.P.
Texas
Elite Turnaround Specialists, Ltd.
Elite Turnaround Specialists Limited Partnership
Elite Turnaround Specialists Limited Lp
Elite Turnaround Specialists Ltd. L.P.
Elite Turnaround Specialists, L.p.
Elite Turnaround Specialists, Limited Partnership
ELITE TURNAROUND SPECIALISTS, LTD
Elite Turnaround Specialists, Ltd, Lp
Elite Turnaround Specialists, Ltd. Limited Partnership
Elite Turnaround Specialists, Ltd., LP
Elite Turnaround Specialists, Ltd. Limited Partnership (Elite Turnaround Specialists, Ltd.)
Texas
EnergyLink Sourcing, LLC	Delaware
Enscope Pty Ltd	Australia
Evergreen Environmental Services, L.L.C. Evergreen Environmental Services, L.L.C. of Texas Evergreen North America Industrial Services	Texas
Evergreen Industrial Services, Inc.	Arkansas

FiberTel, LLC Fibertel CA, LLC Fibertel Communications Fibertel Communications LLC Fiber Telecom NV Fiber Telecom NV LLC	Utah
Field Personnel Services, LLC Field Personnel Services LLC	Delaware
First Infrastructure Capital GP, L.P.	Delaware
Flare Construction, LLC Flare Construction, Inc. FD Clean Energy JV	Utah
Fleet Services West, LLC	Delaware
Fueling Systems Contractors, LLC	Delaware
GEM Mobile Treatment Services, Inc.	California
GRD Line Construction, LLC	Delaware
GRD Line Construction GP Ltd.	Alberta
GRD Line Construction LP	Alberta
Grid Training Corporation Northwest Lineman Center Northwest Lineman College	Idaho
H.L. Chapman Pipeline Construction, Inc.	Delaware
Hallen Integrated Construction Services, LLC Quanta Metro Services	Delaware
Haverfield International Incorporated Haverfield Aviation Haverfield Aviation, Inc.	Delaware
HBK Engineering, LLC HBK Engineering, PLLC	Illinois
Helibro, LLC	California
Heritage Midstream, LLC	Delaware
Industrial Steel Erectors, LLC	Delaware
InfraSource Construction, LLC Infrasource Iowa Underground, LLC InfraSources Construction, LLC IUC ILLINOIS, LLC IUC Nebraska, LLC Trans Tech Electric	Delaware
Infrasource Electric, LLC	Delaware
Infrasource Equipment Services, LLC	Delaware
InfraSource Services, LLC	Delaware
Innoversa Mobile Solutions GP Ltd.	British Columbia
Innoversa Mobile Solutions Limited Partnership	British Columbia
Innoversa Mobile Solutions, LLC	Delaware
Intellect Systems Pty Ltd	Australia

Intermountain Electric, Inc.
Grand Electric Inc.
IM Electric, Inc.
Ime Electric
Intermountain Electric, Inc. which will do business in California as: Colorado IM Electric
Intermountain Electric, Inc., A Corporation of Colorado
Colorado
International Mapping Technologies, LLC	Delaware
Irby Construction Company Irby Construction Company, Inc. Legend Foundation Services	Mississippi
Irbyvalard, LLC	Delaware
Island Mechanical Corporation	Hawaii
J&R Underground LLC	Wisconsin
J.C.R. Construction Co., Inc. J.C.R. Utility Construction Co.	New Hampshire
J.W. Didado Electric, LLC	Delaware
JBT Electric, LLC	Texas
KWPT Acquisition, LLC	Delaware
Lazy Q Ranch, LLC DE Lazy Q Ranch, LLC (De) Lazy Q Ranch, LLC Lazy Q Line School Lazy Q Line School, LLC	Delaware
Lee Electrical Construction, LLC Lee Utilities, Inc.	North Carolina
Lindsey Electric, L.P.	Texas
M. J. Electric, LLC
Great Lakes Line Builders
Iron Mountain M.J. Electric, LLC
IRON POWER SERVICES, A DIVISION OF M. J. ELECTRIC
Iron Power Services
Iron Power Services, A Division of M.J. Electric, LLC
M. J. Electric, LLC - Iron Mountain
M. J. Electric, LLC DBA M. J. Electric Iron Mountain, LLC
M. J. ELECTRIC, LLC IRON MOUNTAIN
M.J. Electric, LLC DBA M.J. Electric Iron Mountain
M.J. Electric, LLC Iron Mountain
MJ Drilling, A Division of M.J. Electric, LLC
MJ Drilling, A Division of M. J. Electric
MJ Drilling, A Division of M. J. Electric, LLC
MJ Excavating, A Division of M.J.Electric, LLC
Process Controls & Instrumentation
Process Controls & Instrumentation, A Division of M. J. Electric, LLC
Delaware
M.G. Dyess, LLC	Mississippi
MATG I, LLC	Delaware
Mears Broadband, LLC	Delaware
Mears Canada Corp.	Nova Scotia
Mears Electric, LLC	Delaware

Mears Equipment Services, LLC Infrasource Of Pa, LLC Mears Equipment Service, LLC QPS Global Services	Delaware
Mears Group Pty Ltd. Mears Integrity Solutions	Australia
Mears Group, Inc. De Mears Group De Mears Group, Inc. Enscope Mears/HBK Utility Infrastructure Solutions Ranger Directional	Delaware
Mears Holdings, LLC Mears Holdings Ny, LLC TN Mears Holdings, LLC	Delaware
Mears Installation, LLC	Delaware
Mejia Personnel Services, LLC	Texas
MGP Fabrication, LLC	Delaware
Mid America Energy Services, Inc. TA Construction Tom Allen Construction Company Inc. Tom Allen Construction Company of Delaware	Delaware
MTS Quanta, LLC Mercer Technical Services MTS Field Services MTS Field Services (Richmond Co) Mercer Software Solutions, LLC	Texas
NACAP Niugini Ltd.	Papua New Guinea
Nacap PNG Limited	Papua New Guinea
Nacap Pty Ltd.	Australia
NAES Northeast, LLC	New York
Niagara Power Transformer, LLC	Delaware
Niagara Transformer, LLC	Delaware
NLC CA., Inc. NORTHWEST LINEMAN COLLEGE	Idaho
NLC FL., Inc. Northwest Lineman Center	Idaho
NLC ID., Inc. Northwest Lineman College	Idaho
NLC TX., Inc. Northwest Lineman Center Northwest Lineman Training Center Northwest Lineman Training Center, Inc.	Idaho
North American Industrial Services, Inc. Evergreen North America Industrial Services	New York
North American Services Group, LLC	Kentucky

North Houston Pole Line, L.P. North Houston Pole Line Limited Partnership QUANTA FOUNDATION SERVICES	Texas
Northern Powerline Constructors, Inc. Chatham Electric	Alaska
NorthStar Energy Services, Inc.
NC Northstar Energy Services, Inc
NC Northstar Energy Services, Inc.
Quanta Underground Services
Quanta Underground Services (Culpeper Co)
Quanta Underground Services (Spotsylvania Co)
Quanta Underground Services, Inc.
North Carolina
Northstar Energy Solutions, LLC Northstar Energy, LLC	Delaware
Nova Constructors LLC	Japan
Nova Equipment Leasing, LLC	Washington
Nova Group, Inc. NGI Construction NGI Construction, Inc. NGI Construction, Inc. (FN) Nova Group, Inc Nova Group, Inc (CA) Nova Group, Inc. DBA NGI Construction	California
Nova NextGen Solutions, LLC	Delaware
O. J. Pipelines Canada Corporation OJ INDUSTRIAL MAINTENANCE O.J. Pipelines Canada RMS WELDING SYSTEMS	New Brunswick
O. J. Pipelines Canada Limited Partnership	Alberta
Oregon Aerial Construction, LLC	Oregon
P.J. Helicopters, Inc. PJ AIR	California
PAR Electrical Contractors, LLC
Computapole
Didado Utility Company, Inc.
J.W. Didado Electric
J.W. Didado Electric, Inc.
Longfellow Drilling
Par Electric Contractors, LLC
QUES
Riggin & Diggin Line Construction
Seaward
Seaward Corp
Seaward Corporation
Delaware
PAR Western Line Contractors, LLC QUES Utility Line Management Services	Delaware
Paramount Millwright Services, LLC	Delaware
Pennsylvania Switchgear, LLC	Delaware
Pennsylvania Transformer Technology, LLC	Delaware
Pennsylvania Transformer (India) Private Limited	India

Phasor Engineering Inc.	Alberta
Phasor Geomatics, Ltd.	Alberta
Phasor USA, LLC	Delaware
Phoenix North Constructors Inc.	British Columbia
Phoenix Power Group, Inc.	Delaware
Pinnacle Foundation Solutions, LLC	Delaware
Potelco, Inc. Potelco, Incorporated	Washington
Power Engineering Services, LLC PES MS, LLC PES OH, LLC PES OK, LLC Pes Wv, LLC Power Engineering Services, PLLC	Delaware
Power Long Island, LLC	Delaware
Price Gregory International, LLC	Delaware
Price Gregory Services, LLC	Delaware
Probst Electric, Inc. Advanced Electric Systems Probst Construction, Inc. Utility Fleet Services	Utah
QES GP, LLC	Delaware
QESC GP Ltd.	British Columbia
QPS Flint, LLC QPS Flint Construction QPS Flint Tank Services QPS Professional Services Quanta Environmental Solutions Quanta EPC Services Quanta Tank Services	Delaware
QSI Engineering, Inc.	Delaware
QSI Finance (Australia) Pty Ltd.	Australia
QSI Finance (Cayman) Pvt. Ltd.	Cayman Islands
QSI Finance Canada ULC	British Columbia
QSI Finance GP (US), LLC	Delaware
QSI Finance I (Malta) Ltd.	Malta
QSI Finance I (Netherlands) B.V.	Netherlands
QSI Finance I (US), L.P.	Delaware
QSI Finance II (Australia) Pty Ltd.	Australia
QSI Finance II (Malta) Ltd.	Malta
QSI Finance II (Netherlands) B.V.	Netherlands
QSI Finance III (Canada) ULC	British Columbia
QSI Finance III (Lux) SARL	Luxemburg
QSI Finance III (Malta) Ltd.	Malta
QSI Finance III (Netherlands) B.V.	Netherlands
QSI Finance IX (Canada) Limited Partnership	British Columbia
QSI Finance VI (Canada) ULC	British Columbia
QSI Finance VII (Canada) Limited Partnership	British Columbia
QSI Finance VIII (Canada) ULC	British Columbia

QSI Finance X (Canada) ULC	British Columbia
QSI Holdings I (Malta) Ltd.	Malta
QSI Holdings I (Netherlands) B.V.	Netherlands
QSI Holdings I (Singapore) Pte. Ltd.	Singapore
QSI Holdings II (Singapore) Pte. Ltd.	Singapore
QSI Holdings, LLC	Delaware
QSI Holdings III, LLC	Delaware
QSI Holdings IV, LLC	Delaware
QSI Holdings V, LLC	Delaware
QSI Investment AR, LLC	Delaware
QSI Investment GCH, LLC	Delaware
QSI Investment KORE, LLC	Delaware
QSI Investment TSC, LLC	Delaware
QSI Investment UL, LLC	Delaware
QSI Investment VFD, LLC	Delaware
QSI Investment West, LLC	Delaware
QSI Investment, LLC	Delaware
QSI Management, LLC	Delaware
QSI PR, LLC	Puerto Rico
QSI, Inc. CA-QSI, Inc. DE QSI INC De Qsi Inc. QSI (DE), INC. Qsi, Inc. Of Delaware	Delaware
QSIH GP, LLC	Delaware
QSN Lux Holdings I SCSp	Luxembourg
QSN Lux Holdings II SCSp	Luxembourg
QSN Lux Holdings III SCSp	Luxembourg
QSN Lux Holdings IV SCSp	Luxembourg
Quanta Asset Management LLC	Delaware
Quanta Associates, L.P.	Texas
Quanta Aviation Equipment Company, LLC	Delaware
Quanta Aviation Services, LLC	Delaware
Quanta Canada GP ULC	British Columbia
Quanta Canada Holdings III Limited Partnership	British Columbia
Quanta Canada Holdings LP	Alberta
Quanta Canada III GP Ltd.	British Columbia
Quanta Canada Solutions GP Ltd.	Alberta
Quanta Canada Solutions Limited Partnership	Alberta
QUANTA CANIP GP ULC	British Columbia
Quanta CanIP Holdings Limited Partnership	British Columbia
Quanta Capital GP, LLC	Delaware
Quanta Capital LP, L.P.	Delaware
Quanta Capital Solutions, LLC	Delaware
Quanta East, LLC	Delaware
Quanta Electric Power Services West, LLC	Delaware
Quanta Electric Power Services, LLC	Delaware

Quanta Energized Innovations Ltd.	British Columbia
Quanta Energized Services of Canada Limited Partnership	British Columbia
Quanta Energized Services U.S., LLC	Delaware
Quanta Energy Services, LLC	Delaware
Quanta Equipment Company Canada GP Ltd.	Alberta
Quanta Equipment Company Canada Limited Partnership	Alberta
Quanta Equipment Company, LLC Qec, LLC	Delaware
Quanta Express, LLC	Delaware
Quanta Government Solutions, LLC	Delaware
Quanta Industrial Solutions, LLC	Delaware
Quanta Infrastructure Holdings, LLC	Delaware
Quanta Infrastructure Services, S. de R.L. de C.V.	Mexico
Quanta Infrastructure Solutions Group, LLC Iron Power Services QEPC QISG QPEC Quanta Electric Power Construction, LLC QUANTA INFRASTRUCTURE SOLUTIONS GROUP, PLLC	Delaware
Quanta Inline Devices, LLC	Texas
Quanta Insurance Company, Inc.	Texas
Quanta International Holdings (US) LLC	Delaware
Quanta International Holdings II (US), LLC	Delaware
Quanta International Holdings II, Ltd.	British Virgin Islands
Quanta International Holdings IV, Ltd.	British Virgin Islands
Quanta International Holdings V Ltd.	British Virgin Islands
Quanta International Holdings VI Ltd.	British Virgin Islands
Quanta International Holdings, Ltd.	British Virgin Islands
Quanta International Limited	British Virgin Islands
Quanta Lines Pty Ltd.	Australia
Quanta Marine Services, LLC	Delaware
Quanta Metro, LLC	Delaware
Quanta Mountain West, LLC	Delaware
Quanta Northwest, LLC	Delaware
Quanta Power Australia Pty Ltd	Australia
Quanta Power Delivery, LLC	Delaware
Quanta Power Generation, Inc.	Delaware
Quanta Power Solutions, LLC	Delaware
Quanta Power Solutions India Private Limited	India
Quanta Services Australia Pty Ltd.	Australia
Quanta Services Chile SpA	Chile
Quanta Services International Holdings II Limited Partnership	British Columbia
Quanta Services International Holdings LP	Alberta
Quanta Services Management Partnership, L.P.	Texas
Quanta Services Netherlands B.V. Quanta Energized Services Europe Quanta Services Netherlands B.V. Quanta Technology Europe	Netherlands

Quanta Services of Canada Ltd.	British Columbia
Quanta Services Peru S.A.C.	Peru
Quanta Services Puerto Rico Holdings, LLC	Delaware
Quanta Services Solutions PR, LLC Quanta Services Puerto Rico	Puerto Rico
Quanta Services STPR, LLC Quanta Services Puerto Rico	Puerto Rico
Quanta Solar, LLC	Delaware
Quanta Subsurface Canada, Ltd.	British Columbia
Quanta Supply Solutions, LLC	Delaware
Quanta Technology Canada Ltd. Danovo Energy Solutions	British Columbia
Quanta Technology, LLC Danovo Energy Solutions Danovo Energy Solutions, LLC Delaware Quanta Technology, LLC	Delaware
Quanta Tecnología do Brasil Ltda.	Brazil
Quanta Telecommunication Solutions, LLC RBL Fiber Grid Quanta Telecom Quanta Telecom Services Quanta Telecommunication Services Quanta Telecommunications Services, LLC	Delaware
Quanta Utility Installation Company, Inc.	Delaware
Quanta Utility Operations PR, LLC	Puerto Rico
Quanta Utility Operations, LLC	Delaware
Quanta West, LLC	Delaware
Quanta Workforce Solutions, LLC	Delaware
R. R. Cassidy, Inc.	Louisiana
Redes Andinas de Comunicaciones S.R.L.	Peru
RMS Holdings, LLC
 RMS Coating
RMS Holdings, LLC (Delaware)
RMS Welding Systems
Rms Welding Systems LLC
RMS Welding Systems, LLC
Rms Welding, LLC
RMS Welding Systems LLC (Used in VA By: RMS Holdings, LLC)
RMS Welding Systems, LLC (RMS Holdings, LLC)
Delaware
Road Bore Corporation	Hawaii
Robinson Brothers Construction, LLC Robinson Brothers Construction, LLC A Limited Liability Company of Delaware UT RBC, LLC	Delaware
S&S Electric Solutions, LLC S&S Electric UT, LLC Stapleton Electric, LLC	Delaware

Sacramento Executive Helicopters, Inc.	California
Safety Test & Equipment Company, Inc.	North Carolina
Service Electric Company P.D.G. Electric Service EC (DE), Inc. Service Electric Company (DE) Service Electric Company of Delaware Service Electric Company Of Delaware Service Electric Company, Inc.	Delaware
Sherman + Reilly, Inc. Sherman And Reilly, Inc. Sherman And Reilly Corporation	Tennessee
Servicios de Infraestructura del Peru S.A.C.	Peru
Southern Electric Corporation of Mississippi Sec Utility Corporation	Mississippi
Southwest Trenching Company, Inc.	Texas
Specialty Tank Services, Ltd.
Specialty Tank Services Limited Partnership
Specialty Tank Services, L.P.
Specialty Tank Services, Limited Partnership
Specialty Tank Services, LP
Specialty Tank Services, Ltd. (LP)
Specialty Tank Services, Ltd. Limited Partnership
Specialty Tank Services, Ltd. LP
Specialty Tank Services, Ltd., L.P.
Specialty Tank Services, Ltd., LP
Specialty Tank Services, Ltd., LP (Used in VA by: Specialty Tank Services, Ltd.)
Texas Specialty Tank Services, Ltd. LP
Texas
Stronghold Companies U.K. Ltd.	United Kingdom
Stronghold General, LLC	Texas
Stronghold Holdings (BVI) Limited	British Virgin Islands
Stronghold Inspection, Ltd.
Stronghold Inspection Limited Partnership
Stronghold Inspection Ltd, L.P.
Stronghold Inspection, L.P.
Stronghold Inspection, Limited Partnership
Stronghold Inspection, Ltd. Limited Partnership
Stronghold Inspection, Ltd., L.P.
Stronghold Inspection, L.P. (Fict Name) Stronghold Inspection, Ltd. (Part Name)
Stronghold Inspection, Ltd., L.P. (Used in VA By: Stronghold Inspection, Ltd.)
Texas
Stronghold Specialty General LLC	Texas
Stronghold Specialty, Ltd. Stronghold Specialty, Ltd. Limited Partnership	Texas
Stronghold Tower Group, Ltd. Stronghold Tower Group, LP Stronghold Tower Group, Ltd, LP Stronghold Tower Group, Ltd., LP	Texas
Stronghold VI, LLC	U.S. Virgin Islands

Stronghold, Ltd. Stronghold Management Holdings, LP Stronghold Limited Partnership Stronghold, Limited Partnership Stronghold, Ltd. Limited Partnership	Texas
Summit Line Construction, Inc. Summit Line Construction	Utah
Sumter Utilities, Inc.	Delaware
T. G. Mercer Consulting Services, Inc.	Texas
Taylor's Construction, LLC	Delaware
The Aspen Utility Company, LLC The Aspen Utility Company LLC	Texas
The ComTran Group, Inc.	Georgia
The Delphi Groupe, LLC	Delaware
The Hallen Construction Co., Inc.	New York
The Ryan Company, Inc.
Ryan Company, Inc. of Massachusetts
Ryan Company, Inc.(The)
Ryan Company, Inc., The
The Massachusetts Ryan Company, Inc.
The Ryan Company Inc Of Ma
The Ryan Company Inc of Massachusetts
The Ryan Company Inc of Massachusetts (Used in VA By: The Ryan Company, Inc.)
The Ryan Company Inc. of Massachusetts
The Ryan Company Incorporated Of Massachusetts
The Ryan Company Of Massachusetts
The Ryan Company Of Massachusetts,Inc.
The Ryan Company of Massachusetts
The Ryan Company of Massachusetts (FN)
The Ryan Company of Massachusetts, Inc.
The Ryan Company, Inc. (Massachusetts)
The Ryan Company, Inc. of Massachusetts
The Ryan Company, Inc. which will do business in California as: The Ryan Company Incorporated of Massachusetts
The Ryan Company, Incorporated Electrical Contractors
Massachusetts
Treiber Construction Company, LLC	Delaware
Tri-City Automated Solutions, LLC	Delaware
Tri-City Business Solutions, LLC	Delaware
Tri-City Electric Company of Iowa, LLC	Delaware
Tri-City Fire Protection, LLC	Delaware
Tri-City Group, LLC	Delaware
Tri-City Ironworks, LLC	Delaware
TruAnchor Solutions, LLC	Delaware

TurnKey Automation, Ltd.
TurnKey Automation Limited Partnership
TurnKey Automation, Limited Partnership
TurnKey Automation, Ltd. L.P.
TurnKey Automation, Ltd. Limited Partnership
TurnKey Automation, Ltd., Limited Partnership
TurnKey Automaton, Ltd. L.P.
TurnKey I&E, Ltd.
Texas
U.S. Equipment Rental, LLC	Delaware
Underground Construction Co., Inc. Delaware Underground Construction Co. Ucc - Underground Construction Co. UCC Underground Construction Co., Inc. Underground Construction Co., Inc. (Delaware)	Delaware
Underground Electric Construction Company, LLC	Delaware
Underground Pipeline Services, LLC	Delaware
United Civil, LLC United Civil Va, LLC	Delaware
Valard Construction (Quebec) Inc.	Quebec
Valard Construction 2008 Ltd. TC Infrastructure Services	Alberta
Valard Construction LP TC Infrastructure Services	Alberta
Valard Construction, LLC Valard	Delaware
Valard Equipment GP Ltd.	Alberta
Valard Equipment Limited Partnership	Alberta
Valard Geomatics BC, Ltd.	British Columbia
W. T. Byler Co., LLC	Delaware
William E. Groves Construction, LLC Groves Electrical Services	Kentucky
Wilson Construction Co.
Wilson Construction Co. (For use in VA: Wilson Utility Construction Company)
Wilson Construction Co. D/B/A Wilson Utility Construction
Wilson Construction Co. DBA Wilson Utility Construction Company
Wilson Construction Co. of Oregon
Wilson Construction Company
Wilson Construction Company of Oregon (Wilson Construction Company)
Wilson Construction Company, Incorporated
Wilson Utility Construction Co
Wilson Utility Construction Co.
Wilson Utility Construction Company
Wilson Utility Construction Company (FN)
Wilson Utility Construction Company (Used in VA by Wilson Construction Co.)
Wilson Utility Construction Company, Incorporated
Oregon

Wilson Utility Construction Co. Wilson Utility Construction Company	Oregon
Winco, Inc.
Winco Helicopters
Winco Powerline Services
Winco Powerline Services Inc.
Winco Powerline Services, Inc.
Winco, Inc. an Oregon Based Corporation (Used in VA By: Winco, Inc.)
Winco, Inc. D/B/A Winco Powerline Services
Winco, Inc. DBA Winco Services Inc.
Oregon